                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 6, 2006

                            G-III Apparel Group, Ltd.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

               0-18183                               41-1590959
      (Commission File Number)            (IRS Employer Identification No.)

                               512 Seventh Avenue
                               New York, NY 10018
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 403-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On June 6, 2006, the Company announced its results of operations for the first fiscal quarter ended April 30, 2006. A copy of the press release issued by the Company relating thereto is furnished herewith as Exhibit
     99.1.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

     (a)       Financial Statements of Businesses Acquired.

               None.

     (b)       Pro Forma Financial Information.

               None.

     (c)       Shell Company Transactions.

               None.

     (d)       Exhibits

               99.1.  Press Release of G-III Apparel Group, Ltd. (the "Company")
                      issued on June 6, 2006 relating to its first quarter
                      fiscal 2007 results.

Limitation on Incorporation by Reference

     In accordance with General Instruction B.2 of Form 8-K, the information reported under Item 2.02 shall not be deemed "filed" for purposes of
     Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            G-III Apparel Group, Ltd.

                                            By: /s/ Neal S. Nackman
                                                Neal S. Nackman
                                                Chief Financial Officer

Dated: June 6, 2006